EXHIBIT 32(a)

Cleco Corporation
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cleco Corporation (the "Company") on Form 10-Q for the quarter ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David M. Eppler, Chief Executive Officer of the Company, and I, Dilek Samil, Executive Vice President and Chief Financial Officer of Cleco Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 3, 2004

/s/ David M. Eppler
David M. Eppler
President and Chief Executive Officer
/s/ Dilek Samil
Dilek Samil
Executive Vice President and Chief Financial Officer